UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21196 and 811-21299

Name of Fund: BBIF Money Fund and Master Money LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Money Fund and Master Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2011

Date of reporting period: 03/31/2011

Item 1 – Report to Stockholders

March 31, 2011

Annual Report

BBIF Money Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BBIF MONEY FUND	MARCH 31, 2011

Dear Shareholder

Over the past 12 months, we have seen a sluggish, stimulus-driven economic recovery at long last gain real traction, accelerate, and transition into a consumption-driven expansion. For the most part, 2010 was plagued with widely fluctuating economic data, but as the year drew to a close, it became clear that cyclical stimulus had beaten out structural problems as economic data releases generally became more positive and financial markets showed signs of continuing improvement. Although the sovereign debt crises and emerging market inflation that troubled the global economy in 2010 remain a challenge today, overall investor sentiment had improved considerably. In the first quarter of 2011, significant global events gave rise to new concerns about the future of the global economy. Political turmoil spread across the Middle East/North Africa (“MENA”) region, oil and other commodity prices soared, and markets recoiled as the nuclear crisis unfolded in the wake of a 9.0-magnitude earthquake and tsunami that struck Japan in March. These events shook investor confidence, but the global economic recovery would not be derailed.

In the United States, strength from the corporate sector and increasing consumer spending have been key drivers of economic growth, while the housing and labor markets have been the heaviest burdens. While housing has yet to show any meaningful sign of improvement, labor statistics have become increasingly positive in recent months.

Global equity markets experienced uneven growth and high volatility over the course of 2010, but ended the year strong. Following a strong start to 2011, the aforementioned headwinds brought high volatility back to equity markets. A pick up in inflationary pressures caused emerging market equities to underperform developed markets, where threats of inflation remained relatively subdued. Overall, equities posted strong returns for the 12-month period. US stocks outpaced most international markets and small cap stocks outperformed large caps as investors moved into higher-risk assets.

Fixed income markets saw yields trend lower over most of 2010, until the fourth quarter brought an abrupt reversal in sentiment and risk tolerance that drove yields sharply upward (pushing bond prices down) through year end. Improving economic data continued to pressure fixed income yields in 2011; however, escalating geopolitical risks have acted as a counterweight, restoring relative stability to yield movements. Global credit markets were surprisingly resilient in the face of major headwinds during the first quarter. Yield curves globally remained steep by historical standards and higher-risk sectors continued to outperform higher-quality assets.

The tax-exempt municipal market enjoyed a powerful rally during the period of low interest rates in 2010; however, when the yield trend reversed, the market was dealt an additional blow as it became evident that the Build America Bond program would expire at year end. In addition, negative headlines regarding fiscal challenges faced by state and local governments damaged investor confidence and further heightened volatility in the municipal market. Tax-exempt mutual funds experienced heavy outflows, resulting in wider quality spreads and further downward pressure on municipal bond prices. These headwinds began to abate in 2011 and the tax-exempt municipal market staged a mild rebound in the first quarter.

Cash investments, as represented by the 3-month Treasury bill, returned only a fraction over 0% for the 12-month period as short-term interest rates remained low. Yields on money market securities remain near all-time lows.

Total Returns as of March 31, 2011	6-month	12-month

US large cap equities (S&P 500 Index)	17.31%	15.65%

US small cap equities (Russell 2000 Index)	25.48	25.79

International equities (MSCI Europe, Australasia, Far East Index)	10.20	10.42

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.09	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	(5.90)	6.52

US investment grade bonds (Barclays Capital US Aggregate Bond Index)	(0.88)	5.12

Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	(3.68)	1.63

US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	7.24	14.26

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

While no one can peer into a crystal ball and eliminate the uncertainties presented by the economic landscape and financial markets, BlackRock can offer investors the next best thing: partnership with the world’s largest asset management firm and a unique global perspective that allows us to identify trends early and capitalize on market opportunities. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Period Ended March 31, 2011

Throughout the 12-month period ended March 31, 2011, the Federal Open Market Committee (FOMC) maintained the target range for the federal funds rate at 0.00% to 0.25% while remaining consistent in its position that economic conditions were likely to warrant “exceptionally low levels of the federal funds rate for an extended period.” At its March 15, 2011 meeting, the FOMC acknowledged that labor markets “appear to be improving gradually” and that household spending and business investment continue to expand. The FOMC also confirmed its intention to continue the policy it announced in November 2010 to purchase $600 billion of longer-term Treasury securities by the end of June 2011. While these large-scale asset purchases have the intent of keeping interest rates low, they also result in a reduced supply of overnight repurchase agreements due to the limited amount of longer-term Treasury securities available to collateralize them. As the United States approached its national debt ceiling in early 2011, the US Treasury announced its intention to gradually reduce the balance of its Supplementary Financing Program account from $200 billion to $5 billion by letting currently outstanding Treasury bills mature without rolling them over. This action has the effect of increasing reserves in the banking system while reducing the supply of Treasury bills. The tightening in supply of Treasury bills and overnight repurchase agreements drove rates down on those instruments toward the end of the period.

Early in May 2010, heightened concerns about sovereign risk in certain peripheral European countries led to increased financial market volatility and upward pressure on the London Interbank Offered Rates (LIBOR settings). To improve liquidity conditions in US dollar short-term credit markets in Europe, the US Federal Reserve Bank reestablished temporary US dollar liquidity swap facilities with the European Central Bank (ECB), while the ECB established long-term financing operations of various tenors to provide additional liquidity to the market. The European Union (EU), the ECB and the International Monetary Fund announced a coordinated package of financial aid totaling €750 billion (close to $1 trillion in US dollar terms). Ultimately, the tone of the short-term credit markets improved, and LIBOR settings stabilized, by the end of June 2010. In a continued effort to further strengthen the Euro-zone financial system, at its summit held in March 2011, the European Union adopted a preliminary framework to address the size and scope of financial stability mechanisms, bank stress tests, fiscal reform, and surveillance of macroeconomic imbalances. Short-dated LIBOR settings finished the period unchanged on a year-over-year basis. The slope of the LIBOR curve as measured from one month to one year, flattened by 14 basis points, led by a decline in the one-year LIBOR setting.

In the tax-exempt space, historically low rates resulted in an overall decline in money fund assets over the past 12 months. The seven-day Securities Industry and Financial Markets Association Index remained in a tight range around 0.28%, its average rate for the annual period. While tax-exempt money market funds, which are comprised primarily of municipal variable rate demand notes (VRDNs), experienced declining assets during the period, non-traditional buyers stepped into the tax-exempt market, which kept dealer inventories low and manageable throughout the year. Non-traditional buyers were drawn to the favorable yields offered on VRDNs, which served as an attractive alternative to asset-backed commercial paper, where supply had dwindled. Demand for VRDNs was further supported by recent regulatory amendments requiring higher levels of liquidity in money market funds.

Although municipal issuers have limited the new supply of VRDNs, the market has turned its focus to the expiration of bank commitments enhancing over $100 billion of outstanding municipal VRDNs in 2011. As of this writing, issuers have been replacing the expiring commitments according to schedule and without difficulty. Additional banks are increasing their participation in the space, which provides better diversification for municipal money market funds.

State and local governments continued to struggle with budget shortfalls and reduced their overall issuance of municipal notes. The one-year municipal yield remained relatively stable throughout the year, hovering around 0.38%, as measured by Thomson Municipal Market Data.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BBIF MONEY FUND	MARCH 31, 2011

Fund Information

Investment Objective

BBIF Money Fund’s (formerly WCMA Money Fund) (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

Current Seven-Day Yields

As of March 31, 2011	7-Day SEC Yields	7-Day Yields

Class 1	0.00%	0.00%
Class 2	0.04%	0.04%
Class 3	0.04%	0.04%
Class 4	0.04%	0.04%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges; and (b) operating expenses including administration fees, distribution and service fees including 12b-1 fees and other Fund expenses. The expense example below (which is based on a hypothetical investment of $1,000 invested on October 1, 2010 and held through March 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees, or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

		Actual		Hypothetical[2]

	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value October 1, 2010	Ending Account Value March 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio

Class 1	$1,000.00	$1,000.00	$1.94	$1,000.00	$1,022.96	$1.97	0.39%
Class 2	$1,000.00	$1,000.20	$1.75	$1,000.00	$1,023.15	$1.77	0.35%
Class 3	$1,000.00	$1,000.20	$1.75	$1,000.00	$1,023.15	$1.77	0.35%
Class 4	$1,000.00	$1,000.20	$1.75	$1,000.00	$1,023.15	$1.77	0.35%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the Fund and the Master LLC in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BBIF MONEY FUND	MARCH 31, 2011	5

Statement of Assets and Liabilities

March 31, 2011	BBIF Money Fund

Assets

Investment at value — Master Money LLC (the “Master LLC”) (cost — $5,757,246,762)	$5,757,246,762
Capital shares sold receivable	33,829
Receivable from transfer agent	57,857
Prepaid expenses	54,662

Total assets	5,757,393,110

Liabilities

Administration fees payable	691,244
Capital shares redeemed payable	730
Contributions payable to the Master LLC	33,099
Officer’s fees payable	1,562
Other accrued expenses payable	165,534

Total liabilities	892,169

Net Assets	$5,756,500,941

Net Assets Consist of

Paid-in capital	$5,756,424,334
Accumulated net realized gain allocated from the Master LLC	76,607

Net Assets	$5,756,500,941

Net Asset Values

Class 1 — Based on net assets of $518,901,977 and 518,892,211 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 2 — Based on net assets of $1,523,283,467 and 1,523,254,880 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 3 — Based on net assets of $1,975,795,073 and 1,975,759,469 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Class 4 — Based on net assets of $1,738,520,424 and 1,738,526,628 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Statement of Operations

Year Ended March 31, 2011	BBIF Money Fund

Investment Income

Income	$6,241
Net investment income allocated from the Master LLC:
Interest	24,865,393
Expenses	(9,397,401)

Total income	15,474,233

Expenses

Administration	16,238,094
Service and distribution — Class 1	4,622,824
Service and distribution — Class 2	12,065,478
Service and distribution — Class 3	9,007,114
Service and distribution — Class 4	6,653,051
Transfer agent — Class 1	286,133
Transfer agent — Class 2	242,522
Transfer agent — Class 3	127,669
Transfer agent — Class 4	147,529
Registration	3,667,137
Printing	98,086
Professional	55,694
Officer	3,187
Miscellaneous	31,470

Total expenses	53,245,988
Less fees waived by administrator	(7,213,615)
Less service and distribution fees waived — Class 1	(4,622,824)
Less service and distribution fees waived — Class 2	(12,065,478)
Less service and distribution fees waived — Class 3	(9,007,114)
Less service and distribution fees waived — Class 4	(6,653,051)
Transfer agent fees reimbursed — Class 1	(98,979)
Transfer agent fees reimbursed — Class 2	(242,522)
Transfer agent fees reimbursed — Class 3	(127,669)
Transfer agent fees reimbursed — Class 4	(147,529)

Total expenses after fees waived and reimbursed	13,067,207

Net investment income	2,407,026

Realized Gain Allocated from the Master LLC

Net realized gain from investments	153,109

Net Increase in Net Assets Resulting from Operations	$2,560,135

See Notes to Financial Statements.

6	BBIF MONEY FUND	MARCH 31, 2011

Statements of Changes in Net Assets	BBIF Money Fund

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2011	2010

Operations

Net investment income	$2,407,026	$5,365,877
Net realized gain	153,109	139,657

Net increase in net assets resulting from operations	2,560,135	5,505,534

Dividends and Distributions to Shareholders From

Net investment income:
Class 1	(109)	(214,973)
Class 2	(717,502)	(1,006,376)
Class 3	(966,410)	(3,036,361)
Class 4	(723,178)	(1,847,504)
Net realized gain:
Class 1	(31,790)	(2,098)
Class 2	(124,005)	(9,718)
Class 3	(165,009)	(13,111)
Class 4	(122,978)	(8,565)

Decrease in net assets resulting from dividends and distributions to shareholders	(2,850,981)	(6,138,706)

Capital Share Transactions

Net decrease in net assets derived from capital share transactions	(1,227,453,912)	(271,872,018)

Net Assets

Total decrease in net assets	(1,227,744,758)	(272,505,190)
Beginning of year	6,984,245,699	7,256,750,889

End of year	$5,756,500,941	$6,984,245,699

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2011	7

Financial Highlights	BBIF Money Fund

	Class 1					Class 2

	Year Ended March 31,					Year Ended March 31,

	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000	0.0003	0.0112	0.0360	0.0371	0.0004	0.0004	0.0169	0.0423	0.0427
Net realized gain	0.0001	0.0000	0.0001	0.0003	0.0007	0.0001	0.0000	0.0001	0.0002	0.0000

Net increase from investment operations	0.0001	0.0003	0.0113	0.0363	0.0378	0.0005	0.0004	0.0170	0.0425	0.0427

Dividends and distributions from:
Net investment income	(0.0000)	(0.0003)	(0.0112)	(0.0360)	(0.0371)	(0.0004)	(0.0004)	(0.0169)	(0.0423)	(0.0427)
Net realized gain	(0.0001)	(0.0000)	—	—	(0.0000)	(0.0001)	(0.0000)	—	—	(0.0000)

Total dividends and distributions	(0.0001)	(0.0003)	(0.0112)	(0.0360)	(0.0371)	(0.0005)	(0.0004)	(0.0169)	(0.0423)	(0.0427)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]

Total investment return	0.01%	0.04%	1.12%	3.66%	3.76%	0.05%	0.05%	1.71%	4.31%	4.34%

Ratios to Average Net Assets[2]

Total expenses	1.50%	1.53%	1.55%	1.53%	1.48%	1.14%	1.16%	1.18%	1.17%	1.16%

Total expenses after fees waived and reimbursed	0.38%	0.50%	1.49%	1.53%	1.48%	0.34%	0.50%	0.92%	0.90%	0.91%

Net investment income	0.00%[3]	0.03%	1.13%	3.58%	3.71%	0.04%	0.04%	1.71%	4.21%	4.28%

Supplemental Data

Net assets, end of year (000)	$518,902	$573,592	$563,107	$628,647	$670,067	$1,523,283	$1,980,211	$2,165,760	$2,380,485	$2,365,274

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[3]	Amount is less than 0.01%.

See Notes to Financial Statements.

8	BBIF MONEY FUND	MARCH 31, 2011

Financial Highlights (concluded)	BBIF Money Fund

	Class 3					Class 4

	Year Ended March 31,					Year Ended March 31,

	2011	2010	2009	2008	2007	2011	2010	2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0004	0.0010	0.0201	0.0455	0.0460	0.0004	0.0010	0.0201	0.0455	0.0460
Net realized gain	0.0001	0.0000	0.0001	0.0002	0.0000	0.0001	0.0000	0.0001	0.0000	0.0000

Net increase from investment operations	0.0005	0.0010	0.0202	0.0457	0.0460	0.0005	0.0010	0.0202	0.0455	0.0460

Dividends and distributions from:
Net investment income	(0.0004)	(0.0010)	(0.0201)	(0.0455)	(0.0460)	(0.0004)	(0.0010)	(0.0201)	(0.0455)	(0.0460)
Net realized gain	(0.0001)	(0.0000)	—	—	(0.0000)	(0.0001)	(0.0000)	—	—	(0.0000)

Total dividends and distributions	(0.0005)	(0.0010)	(0.0201)	(0.0455)	(0.0460)	(0.0005)	(0.0010)	(0.0201)	(0.0455)	(0.0460)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]

Total investment return	0.05%	0.11%	2.03%	4.65%	4.68%	0.05%	0.11%	2.03%	4.65%	4.68%

Ratios to Average Net Assets[2]

Total expenses	0.83%	0.85%	0.87%	0.86%	0.86%	0.83%	0.85%	0.87%	0.85%	0.85%

Total expenses after fees waived and reimbursed	0.34%	0.43%	0.59%	0.58%	0.59%	0.34%	0.42%	0.59%	0.58%	0.59%

Net investment income	0.04%	0.10%	2.03%	4.52%	4.61%	0.04%	0.10%	2.01%	4.48%	4.63%

Supplemental Data

Net assets, end of year (000)	$1,975,795	$2,711,575	$2,785,930	$3,185,573	$2,969,368	$1,738,520	$1,718,868	$1,741,954	$2,060,455	$1,580,707

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2011	9

Notes to Financial Statements	BBIF Money Fund

1. Significant Accounting Policies:

BBIF Money Fund (formerly WCMA Money Fund) (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The performance of the Fund is directly affected by the performance of the Master LLC. The percentage of the Master LLC owned by the Fund at March 31, 2011 was 50.6%. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Board of Trustees of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board.” The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is divided into four classes, designated Class 1, Class 2, Class 3 and Class 4. Each Class 1, Class 2, Class 3 and Class 4 share represents interests in the same assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears certain expenses related to the service and distribution of such shares and has exclusive voting rights with respect to matters relating to such shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report. The Fund seeks to maintain the net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized gains and losses. In addition, the Fund accrues its own income and expenses. Income and realized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets. The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount is shown as income in the Statement of Operations.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

10	BBIF MONEY FUND	MARCH 31, 2011

Notes to Financial Statements (continued)	BBIF Money Fund

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

The Fund entered into a Distribution Agreement and Distribution and Shareholder Servicing Plan (“the Distribution Plan”) with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Class 1	0.25%	0.750%
Class 2	0.25%	0.425%
Class 3	0.25%	0.125%
Class 4	0.25%	0.125%

The ongoing service and/or distribution fees compensate BRIL for providing shareholder servicing and/or distribution-related services to shareholders.

The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses to ensure that the net expenses for the Fund’s Class 2 Shares are 0.32% higher than those of BIF Money Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Money Fund. The fee/expense waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2011 unless approved by the Board, including a majority of the independent Directors. These amounts are included in service and distribution fees waived — class specific in the Statement of Operations.

In addition to the contractual waiver described above, the Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable each class of the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operations as fees waived by administrator, service and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Share Transactions:

The number of shares sold, reinvested and redeemed correspond to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Year Ended March 31,

	2011	2010

Class 1

Shares sold	7,522,715,359	6,458,217,908
Shares issued to shareholders in reinvestment of dividends and distributions	30,622	217,071

Total issued	7,522,745,981	6,458,434,979
Shares redeemed	(7,577,414,803)	(6,447,906,655)

Net increase (decrease)	(54,668,822)	10,528,324

Class 2

Shares sold	13,754,919,295	13,427,766,125
Shares issued to shareholders in reinvestment of dividends and distributions	841,201	1,016,094

Total issued	13,755,760,496	13,428,782,219
Shares redeemed	(14,212,607,038)	(13,614,145,168)

Net decrease	(456,846,542)	(185,362,949)

Class 3

Shares sold	20,583,788,090	22,056,307,371
Shares issued to shareholders in reinvestment of dividends and distributions	1,131,419	3,049,472

Total issued	20,584,919,509	22,059,356,843
Shares redeemed	(21,320,591,442)	(22,133,466,993)

Net decrease	(735,671,933)	(74,110,150)

Class 4

Shares sold	26,248,955,692	21,382,951,868
Shares issued to shareholders in reinvestment of dividends and distributions	846,085	1,856,069

Total issued	26,249,801,777	21,384,807,937
Shares redeemed	(26,230,068,392)	(21,407,735,180)

Net increase (decrease)	19,733,385	(22,927,243)

BBIF MONEY FUND	MARCH 31, 2011	11

Notes to Financial Statements (concluded)	BBIF Money Fund

4. Income Tax Information:

Reclassifications: US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent difference as of March 31, 2011 attributable to the reclassification of distributions was reclassified to the following accounts:

Undistributed net investment income	$173
Accumulated net realized gains allocated from the Master LLC	$(173)

The tax character of distributions paid during the fiscal years ended March 31, 2011 and March 31, 2010 was as follows:

	3/31/11	3/31/10

Ordinary income	$2,850,981	$6,105,214
Long-term capital gains	—	33,492

Total distributions	$2,850,981	$6,138,706

As of March 31, 2011, there were no significant differences between the book and tax components of net assets.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BBIF MONEY FUND	MARCH 31, 2011

Report of Independent Registered Public Accounting Firm	BBIF Money Fund

To the Shareholders and Board of Trustees of BBIF Money Fund:

We have audited the accompanying statement of assets and liabilities of BBIF Money Fund (formerly WCMA Money Fund) (the “Fund”) as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BBIF Money Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2011

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by BBIF Money Fund during the fiscal year ended March 31, 2011.

Federal Obligation Interest[1]

Months Paid:	April 2010 – March 2011	7.34%

Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents[2]

Months Paid:	April 2010 – December 2010	96.41%
	January 2011 – March 2011	95.87%

[1]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BBIF MONEY FUND	MARCH 31, 2011	13

Portfolio Information as of March 31, 2011	Master Money LLC

Portfolio Composition

Percent of Net Assets

Certificates of Deposit — Yankee*	31%
Commercial Paper	25
Municipal Bonds	18
U.S. Government Sponsored Agency Obligations	16
U.S. Treasury Obligations	6
Corporate Notes	3
Repurchase Agreements	1

Total	100%

*	US branches of foreign banks.

14	BBIF MONEY FUND	MARCH 31, 2011

Schedule of Investments March 31, 2011	Master Money LLC
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Yankee (a) — 30.7%
BNP Paribas SA, NY:
0.38%, 5/04/11	$75,000	$75,000,000
0.39%, 5/05/11	125,000	125,000,000
0.36%, 6/13/11	179,000	179,000,000
Bank of Montreal, Chicago:
0.23%, 4/06/11	100,000	100,000,000
0.30%, 8/29/11 (b)	53,000	53,000,000
Bank of Nova Scotia, Houston:
0.27%, 5/03/11	100,000	100,000,000
0.31%, 5/05/11 (b)	10,000	10,000,090
0.27%, 6/03/11	150,000	150,000,000
Barclays Bank Plc, NY, 0.38%, 5/19/11	125,000	125,000,000
Canadian Imperial Bank of Commerce, NY, 0.30%, 7/18/11 (b)	72,270	72,270,000
Credit Agricole CIB, NY, 0.30%, 6/01/11 (b)	168,350	168,350,000
Credit Suisse Group, 0.25%, 4/25/11	119,000	119,000,000
Deutsche Bank AG, NY:
0.30%, 4/06/11	160,000	160,000,000
0.31%, 6/17/11	60,000	60,000,000
0.33%, 8/04/11 (b)	110,000	110,000,000
Dexia Credit Local, NY, 2.05%, 4/18/11 (c)	238,500	238,500,000
Lloyd’s TSB Bank Plc, NY:
0.42%, 5/12/11	80,000	80,000,000
0.32%, 2/14/12 (b)	131,285	131,285,000
National Australia Bank, NY, 0.35%, 2/10/12	58,000	58,000,000
Royal Bank of Canada, NY (b):
0.31%, 10/14/11	94,600	94,600,000
0.31%, 2/29/12	115,000	115,000,000
Royal Bank of Scotland Plc, CT:
0.49%, 4/18/11	125,000	125,000,000
0.52%, 9/19/11	250,000	250,000,000
Société Générale, NY, 0.35%, 4/21/11 (b)	200,000	200,000,000
Sumitomo Mitsui Banking Corp., NY, 0.30%, 4/20/11	52,000	52,000,000
Toronto-Dominion Bank, NY (b):
0.24%, 6/21/11	96,700	96,700,000
0.33%, 9/06/11	68,500	68,500,000
0.34%, 1/12/12	60,500	60,500,000
Westpac Banking Corp., NY (b):
0.33%, 11/04/11	196,700	196,700,000
0.32%, 1/18/12	120,000	120,000,000

Total Certificates of Deposit — 30.7%		3,493,405,090

Commercial Paper	Par (000)	Value

ANZ National International Ltd., 0.27%, 5/02/11 (d)	$184,650	$184,604,863
Antalis US Funding Corp. (d):
0.33%, 5/17/11	66,600	66,571,307
0.33%, 5/19/11	44,620	44,599,958
Aspen Funding Corp., 0.25%, 4/13/11 (d)	80,000	79,992,778
Atlantic Asset Securitization Corp., 0.23%, 4/05/11 (d)	80,000	79,997,444
Atlantis One Funding Corp., 0.24% – 0.30%, 4/04/11 (d)	123,600	123,596,051
BPCE SA, 0.30% – 0.31%, 5/09/11 (d)	125,300	125,258,516
Cancara Asset Securitization LLC, 0.46%, 4/26/11 (d)	75,000	74,975,083
Commonwealth Bank of Australia, 0.33%, 10/06/11 (b)	97,000	96,994,240
Credit Agricole North America (d):
0.41%, 4/08/11	166,000	165,984,876
0.28%, 5/23/11	75,000	74,969,083
DNB Nor Bank ASA, 0.14%, 4/05/11 (d)	130,000	129,997,472
Govco LLC, 0.28%, 6/27/11 (d)	90,000	89,938,400
Grampian Funding Ltd., 0.31%, 6/16/11 (d)	46,700	46,669,035
INGF, (U.S.), Funding LLC, 0.26%, 7/01/11 (d)	100,000	99,934,833
MetLife Short Term Funding LLC, 0.28%, 6/01/11 (d)	43,221	43,200,158
Natexis Banques Populaires (d):
0.28%, 4/18/11	75,000	74,989,500
0.30%, 5/10/11	100,000	99,966,667
Nieuw Amsterdam Receivables Corp., 0.30%, 4/07/11 (d)	33,000	32,998,075
Old Line Funding LLC, 0.26%, 6/06/11 (d)	110,000	109,946,772
Royal Bank of Scotland Plc, 0.49%, 4/19/11 (d)	100,000	99,974,139
Scaldis Capital LLC (d):
0.28%, 4/08/11	45,600	45,597,163
0.32%, 5/16/11	40,000	39,983,644
Société Générale North America Inc., 0.34%, 5/16/11 (d)	75,000	74,967,417
Solitaire Funding LLC (d):
0.26%, 4/04/11	90,000	89,997,400
0.28%, 5/10/11	83,000	82,974,178
0.30%, 6/15/11	25,000	24,984,167
Starbird Funding Corp., 0.11% – 0.12%, 4/01/11 (d)	74,271	74,270,759
Surrey Funding Corp. (d):
0.26%, 5/12/11	69,600	69,578,888
0.24%, 5/26/11	15,000	14,994,400
Thames Asset Global Securitization No. 1, Inc., 0.38%, 4/18/11 (d)	76,799	76,784,408

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACES	Adjustable Convertible Extendible Securities
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
FLOATS	Floating Rate Securities
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
LOC	Letter of Credit
M/F	Multi-Family
RB	Revenue Bonds
S/F	Single-Family
SBPA	Stand-by Bond Purchase Agreement
TECP	Tax-Exempt Commercial Paper
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2011	15

Schedule of Investments (continued)	Master Money LLC
(Percentages shown are based on Net Assets)

Commercial Paper (concluded)	Par (000)	Value

Thunder Bay Funding LLC, 0.26%, 6/03/11 (d)	$117,530	$117,475,675
US Collateralized Commercial Paper Notes, 0.26%, 4/20/11 (d)	60,000	59,991,333
Westpac Banking Corp., 0.34%, 1/06/12 (b)	123,500	123,500,000

Total Commercial Paper — 24.9%		2,840,258,682

Corporate Notes

KBC Bank NV, NY, 1.87%, 5/01/11 (c)	109,255	109,255,000
Rabobank Nederland NV, 2.05%, 4/07/11 (c)(e)	213,400	213,400,000

Total Corporate Notes — 2.8%		322,655,000

Municipal Bonds

Arizona Health Facilities Authority, Refunding RB, VRDN, Banner Health, Series C (ScotiaBank LOC), 0.22%, 4/07/11 (c)	30,465	30,465,000
California HFA, RB, VRDN, AMT (c):
Home Mortgage, Series B (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 4/07/11	29,860	29,860,000
Home Mortgage, Series E-1 (Fannie Mae LOC, Freddie Mac LOC), 0.22%, 4/07/11	17,805	17,805,000
Home Mortgage, Series F (Fannie Mae LOC, Freddie Mac LOC), 0.22%, 4/07/11	16,170	16,170,000
Home Mortgage, Series H (Fannie Mae LOC, Freddie Mac LOC), 0.23%, 4/07/11	52,490	52,490,000
Home Mortgage, Series M (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 4/07/11	41,600	41,600,000
Home Mortgage, Series U (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 4/07/11	3,000	3,000,000
M/F Housing III, Series E (Fannie Mae LOC, Freddie Mac LOC), 0.23%, 4/07/11	21,100	21,100,000
Series A (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 4/07/11	10,965	10,965,000
California HFA, Refunding RB, VRDN, Home Mortgage, Series E, AMT, 0.24%, 4/07/11 (c)	9,095	9,095,000
California Health Facilities Financing Authority, RB, VRDN, Scripps Health, Series E (Bank of America NA LOC), 0.24%, 4/07/11 (c)	26,290	26,290,000
California Pollution Control Financing Authority, Refunding RB, VRDN, Pacific Gas & Electric Co., Series E (JPMorgan Chase Bank LOC), 0.17%, 4/01/11 (c)	106,700	106,700,000
California Statewide Communities Development Authority, HRB, VRDN, AMT (Fannie Mae) (c):
Knolls at Green Valley, Series FF, 0.25%, 4/07/11	13,205	13,205,000
Oakmont Chino Hills, Series P, 0.25%, 4/07/11	10,100	10,100,000
California Statewide Communities Development Authority, RB, VRDN, North Peninsula Jewish Campus (Bank of America NA LOC), 0.25%, 4/01/11 (c)	16,530	16,530,000

Municipal Bonds (continued)	Par (000)	Value

Chicago Board of Education Illinois, GO, Refunding, VRDN, Dedicated Revenue, Series B (JPMorgan Chase Bank LOC), 0.22%, 4/01/11 (c)	$46,355	$46,355,000
City & County of Denver Colorado, COP, Refunding, VRDN, Series A3 (JPMorgan Chase Bank SBPA), 0.21%, 4/01/11 (c)	16,350	16,350,000
City of Chicago Illinois, Refunding RB, VRDN, Sub-Series C-1 (Harris NA LOC), 0.22%, 4/01/11 (c)	10,700	10,700,000
City of Houston Texas, Refunding RB, VRDN (c):
First Lien, Series B-5 (Lloyds Bank LOC), 0.20%, 4/07/11	52,140	52,140,000
First Lien, Series B-6 (ScotiaBank LOC), 0.20%, 4/07/11	18,400	18,400,000
First Series D-1 (AGM Insurance, Dexia Credit Local SBPA), 0.40%, 4/07/11	38,000	38,000,000
City of Jacksonville Florida, Refunding RB, VRDN, Series A (JPMorgan Chase Bank SBPA), 0.25%, 4/07/11 (c)	40,000	40,000,000
City of New York New York, GO, VRDN, Sub-Series A-3 (BNP Paribas SA LOC), 0.22%, 4/07/11 (c)	12,090	12,090,000
City of Philadelphia Pennsylvania, GO, Refunding, VRDN, Multi-Modal, Series B (Wells Fargo Bank NA LOC), 0.22%, 4/07/11 (c)	40,000	40,000,000
City of Philadelphia Pennsylvania, Refunding RB, VRDN, 8th Series E (JPMorgan Chase Bank LOC), 0.23%, 4/07/11 (c)	16,000	16,000,000
City of Wichita Kansas, Refunding RB, VRDN, Facilities, Christi Health VIII, Series B-2 (JPMorgan Chase & Co. LOC), 0.21%, 4/01/11 (c)	30,000	30,000,000
Connecticut State Health & Educational Facility Authority, Refunding RB, VRDN, Yale-New Haven Hospital (c):
Series K2 (JPMorgan Chase Bank LOC), 0.21%, 4/07/11	17,620	17,620,000
Series L1 (Bank of America NA LOC), 0.22%, 4/07/11	13,130	13,130,000
County of Hennepin Minnesota, GO, Refunding, VRDN, Series A (State Street Bank & Trust Co. SBPA), 0.22%, 4/07/11 (c)	9,320	9,320,000
County of Shelby Tennessee, GO, VRDN, Public Improvement, School, Series B (Landesbank Hessen-Thuringen SBPA), 0.28%, 4/07/11 (c)	20,000	20,000,000
Essex County Improvement Authority, RB, VRDN, ACES, Pooled Governmental Loan Program (Wells Fargo Bank NA LOC), 0.20%, 4/07/11 (c)	32,050	32,050,000
Harris County Health Facilities Development Corp., RB, VRDN, Baylor College of Medicine, Series B (JPMorgan Chase Bank LOC), 0.22%, 4/01/11 (c)	11,245	11,245,000
Harris County Industrial Development Corp., RB, VRDN, Exxon Project, AMT, 0.17%, 4/01/11 (c)	10,000	10,000,000
Hawaii State Department of Budget & Finance, Refunding RB, VRDN, Queens Health System, Series A (Bank of America NA LOC), 0.24%, 4/07/11 (c)	18,040	18,040,000
Illinois Finance Authority, RB, VRDN, University of Chicago Medical Center, Series E-1 (JPMorgan Chase Bank LOC), 0.23%, 4/01/11 (c)	13,200	13,200,000

See Notes to Financial Statements.

16	BBIF MONEY FUND	MARCH 31, 2011

Schedule of Investments (continued)	Master Money LLC
(Percentages shown are based on Net Assets)

Municipal Bonds (continued)	Par (000)	Value

Illinois Finance Authority, Refunding RB, VRDN (JPMorgan Chase Bank LOC) (c):
Children’s Memorial Hospital, Series D, 0.24%, 4/07/11	$30,200	$30,200,000
Elmhurst Memorial Healthcare, Series B, 0.22%, 4/01/11	19,650	19,650,000
Little Co. of Mary Hospital and Health Care Centers, Series B, 0.24%, 4/07/11	27,800	27,800,000
Indiana Finance Authority, Refunding RB, VRDN (c):
Duke Energy Indiana Inc. Project, Series A-4 (Bank of America NA LOC), 0.20%, 4/01/11	25,000	25,000,000
Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.23%, 4/07/11	20,900	20,900,000
Los Angeles Community Redevelopment Agency California, Refunding RB, VRDN, Promenade Towers Project (Freddie Mac), 0.24%, 4/07/11 (c)	34,300	34,300,000
Massachusetts Bay Transportation Authority, Refunding RB, VRDN, General Transportation System (Dexia Credit Local SBPA), 0.24%, 4/07/11 (c)	10,000	10,000,000
Metropolitan Atlanta Rapid Transit Authority, TECP, 0.30%, 6/07/11	36,900	36,900,000
Metropolitan Transportation Authority, Refunding RB, VRDN, Series D-2 (AGM Insurance, Dexia Credit Local SBPA), 0.33%, 4/07/11 (c)	64,200	64,200,000
Metropolitan Water District of Southern California, Refunding RB, VRDN, Series A-2 (JPMorgan Chase Bank SBPA), 0.20%, 4/07/11 (c)	19,615	19,615,000
Michigan State Building Authority, RB, VRDN, Facilities Program, Series I (JPMorgan Chase Bank LOC), 0.23%, 4/07/11 (c)	14,300	14,300,000
New Jersey State Housing & Mortgage Finance Agency, Refunding RB, VRDN, Series 3, AMT (Dexia Credit Local LOC), 0.31%, 4/07/11 (c)	49,650	49,650,000
New York City Housing Development Corp., RB, VRDN (c):
90 West Street, Series A (Fannie Mae), 0.24%, 4/07/11	40,830	40,830,000
155 West 21st Street Development, Series A, AMT (Fannie Mae), 0.25%, 4/07/11	10,000	10,000,000
West 61st Street Apartments, Series A, AMT (Fannie Mae), 0.25%, 4/07/11	12,000	12,000,000
West 89th Street Development, Series A, AMT (Fannie Mae LOC), 0.25%, 4/07/11	35,600	35,600,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.21%, 4/07/11 (c)	18,850	18,850,000
New York State HFA, HRB, VRDN, Series A, AMT (Fannie Mae Liquidity Facility), 0.25%, 4/07/11 (c)	28,100	28,100,000
New York State HFA, RB, VRDN, Series A (c):
10 Barclay Street (Fannie Mae), 0.24%, 4/07/11	71,245	71,245,000
125 West 31st Street Housing, AMT (Fannie Mae Liquidity Facility), 0.25%, 4/07/11	30,000	30,000,000
316 11th Avenue Housing, AMT (Fannie Mae
Liquidity Facility), 0.25%, 4/07/11	35,000	35,000,000

Municipal Bonds (continued)	Par (000)	Value

New York State HFA, RB, VRDN, Series A (c) (concluded):
360 West 43, AMT (Fannie Mae), 0.25%, 4/07/11	$22,000	$22,000,000
750 6th Ave, AMT (Fannie Mae), 0.25%, 4/07/11	34,500	34,500,000
Biltmore Tower Housing, AMT (Fannie Mae), 0.25%, 4/07/11	65,000	65,000,000
East 39th Street Housing, AMT (Fannie Mae Liquidity Facility), 0.25%, 4/07/11	5,300	5,300,000
Victory Housing, Series 2001, AMT (Freddie Mac), 0.25%, 4/07/11	26,300	26,300,000
Worth Street, 12/18/03, AMT (Fannie Mae), 0.25%, 4/07/11	23,100	23,100,000
Pennsylvania Economic Development Financing Authority, Refunding RB, VRDN, Sunoco Inc. Project, Series B (JPMorgan Chase Bank LOC), 0.21%, 4/07/11 (c)	36,800	36,800,000
Pennsylvania HFA, RB, VRDN, AMT (c):
S/F Mortgage, Series 87C (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 4/07/11	11,500	11,500,000
Series 95-C (Dexia Credit Local SBPA), 0.25%, 4/07/11	31,180	31,180,000
Pennsylvania Higher Educational Facilities Authority, Refunding RB, VRDN, Thomas Jefferson University, Series B (JPMorgan Chase Bank LOC), 0.23%, 4/07/11 (c)	6,160	6,160,000
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, VRDN, (Wachovia Bank NA SBPA), Children’s Hospital of Philadelphia (c):
Series A, 0.21%, 4/01/11	11,175	11,175,000
Series B, 0.21%, 4/01/11	24,500	24,500,000
State of California, GO, VRDN (c):
FLOATS, Series C-1 (Bank of America NA LOC), 0.24%, 4/07/11	59,200	59,200,000
Kindergarten, Series A2 (State Street Bank & Trust Co. LOC, California State Teachers’ Retirement System LOC), 0.17%, 4/01/11	26,775	26,775,000
Kindergarten, Series B1 (Citibank NA LOC), 0.20%, 4/01/11	10,150	10,150,000
Series C-11 (BNP Paribas SA LOC), 0.23%, 4/07/11	37,680	37,680,000
Triborough Bridge & Tunnel Authority, RB, VRDN, General, Series B (Dexia Credit Local SBPA), 0.32%, 4/07/11 (c)	100,905	100,905,000
Triborough Bridge & Tunnel Authority, Refunding RB, VRDN, General, Series F (ABN Amro Bank NV SBPA), 0.25%, 4/07/11 (c)	44,130	44,130,000
Washington Health Care Facilities Authority, Refunding RB, VRDN, Multicare Health System, Series B (Wells Fargo Bank NA LOC), 0.22%, 4/07/11 (c)	12,575	12,575,000
Wisconsin Housing & Economic Development Authority, RB, VRDN, Series B, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.25%, 4/07/11 (c)	12,800	12,800,000

Total Municipal Bonds — 18.5%		2,105,885,000

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2011	17

Schedule of Investments (concluded)	Master Money LLC
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value

Fannie Mae Discount Notes, 0.19%, 7/27/11 (d)	$205,000	$204,868,971
Fannie Mae Variable Rate Notes (b):
0.24%, 7/26/12	130,000	129,965,641
0.28%, 12/20/12	59,500	59,479,211
Federal Home Loan Bank Discount Notes, 0.21%, 6/15/11 (d)	136,000	135,939,707
Federal Home Loan Bank Variable Rate Notes (b):
0.18%, 9/15/11	200,000	199,944,237
0.24%, 10/06/11	250,000	249,947,387
Freddie Mac Discount Notes (d):
0.20%, 4/25/11	100,000	99,986,111
0.19%, 8/30/11	67,000	66,946,251
Freddie Mac Variable Rate Notes (b):
0.19%, 5/05/11	290,000	289,991,607
0.20%, 12/29/11	130,000	129,950,897
0.23%, 4/03/12	120,000	119,950,776
0.20%, 11/02/12	80,000	79,922,741
0.30%, 1/24/13	63,000	62,953,761

Total U.S. Government Sponsored Agency Obligations — 16.1%		1,829,847,298

U.S. Treasury Obligations

U.S. Treasury Bills (d):
0.19%, 5/26/11	55,000	54,983,744
0.21%, 6/02/11	100,000	99,963,950
U.S. Treasury Notes:
1.13%, 6/30/11	110,000	110,251,584
1.00%, 9/30/11	123,000	123,488,477
4.63%, 10/31/11	105,000	107,673,100
0.75%, 11/30/11	210,000	210,770,443

Total U.S. Treasury Obligations — 6.2%		707,131,298

Repurchase Agreements

The Federal Reserve Bank of New York:
0.10%, 4/04/11 (purchased on 3/31/11 to be repurchased at $10,000,111, collateralized by U.S. Treasury Note, 4.88%, due 4/30/11, par and fair values of $9,763,400 and $10,000,113, respectively)	10,000	10,000,000
0.10%, 4/05/11 (purchased on 3/29/11 to be repurchased at $10,000,194, collateralized by U.S. Treasury Note, 1.00%, due 7/31/11, par and fair values of $9,956,200 and $10,000,434, respectively)	10,000	10,000,000
0.12%, 4/04/11 (purchased on 3/31/11 to be repurchased at $10,000,133, collateralized by U.S. Treasury Note, 4.88%, due 4/30/11, par and fair values of $9,763,400 and $10,000,113, respectively)	10,000	10,000,000
0.13%, 4/05/11 (purchased on 3/29/11 to be repurchased at $10,000,253, collateralized by Fannie Mae, 2.75%, due 4/11/11, par and fair values of $9,865,000 and $10,000,408, respectively)	10,000	10,000,000

Repurchase Agreements (concluded)	Par (000)	Value

The Federal Reserve Bank of New York, 0.16%, 4/05/11 (purchased on 3/29/11 to be repurchased at $10,000,311, collateralized by Federal Home Loan Mortgage Corp., 4.00% – 6.50%, due 8/01/33 – 6/01/37, par and fair values of $9,742,835 and $10,020,803, respectively)	$10,000	$10,000,000
UBS, 0.20%, 4/01/11 (purchased on 3/31/11 to be repurchased at $25,287,140, collateralized by Fannie Mae, 5.00%, due 7/01/40, par and fair values of $26,624,516 and $26,045,611, respectively)	25,287	25,287,000

Total Repurchase Agreements — 0.7%		75,287,000

Total Investments (Cost — $11,374,469,368*) — 99.9%		11,374,469,368

Other Assets Less Liabilities — 0.1%		6,429,479

Net Assets — 100.0%		$11,380,898,847

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of a foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(d)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration to qualified institutional investors.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2011 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Total investments[1]	—	$11,374,469,368	—	$11,374,469,368

[1]	See the above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

18	BBIF MONEY FUND	MARCH 31, 2011

Statement of Assets and Liabilities

March 31, 2011	Master Money LLC

Assets

Investments at value — unaffiliated (cost — $11,374,469,368)	$11,374,469,368
Cash	45
Interest receivable	7,954,689
Contributions receivable from investors	32,743
Prepaid expenses	246,689

Total assets	11,382,703,534

Liabilities

Investment advisory fees payable	1,317,719
Other affiliates payable	55,582
Directors’ fees payable	3,652
Other accrued expenses payable	427,734

Total liabilities	1,804,687

Net Assets	$11,380,898,847

Net Assets Consist of

Investors’ capital	$11,380,898,847

Statement of Operations

Year Ended March 31, 2011	Master Money LLC

Investment Income

Income	$49,374,212

Expenses

Investment advisory	17,019,165
Accounting services	800,450
Directors	304,256
Custodian	281,451
Professional	17,964
Printing	17,378
Miscellaneous	256,705

Total expenses	18,697,369

Net investment income	30,676,843

Realized Gain

Net realized gain from investments	303,777

Net Increase in Net Assets Resulting from Operations	$30,980,620

See Notes to Financial Statements.

BBIF MONEY FUND	MARCH 31, 2011	19

Statements of Changes in Net Assets	Master Money LLC

	Year Ended March 31,

Increase (Decrease) in Net Assets:	2011	2010

Operations

Net investment income	$30,676,843	$70,581,806
Net realized gain	303,777	376,924

Net increase in net assets resulting from operations	30,980,620	70,958,730

Capital Transactions

Proceeds from contributions	103,937,220,701	104,507,301,999
Value of withdrawals	(107,547,083,708)	(110,336,801,410)

Net decrease in net assets derived from capital transactions	(3,609,863,007)	(5,829,499,411)

Net Assets

Total decrease in net assets	(3,578,882,387)	(5,758,540,681)
Beginning of year	14,959,781,234	20,718,321,915

End of year	$11,380,898,847	$14,959,781,234

Financial Highlights	Master Money LLC

	Year Ended March 31,

	2011	2010	2009	2008	2007

Total Investment Return

Total investment return	0.25%	0.41%	2.47%	5.08%	5.11%

Ratios to Average Net Assets

Total expenses	0.14%	0.15%	0.14%	0.14%	0.14%

Net investment income	0.24%	0.40%	2.45%	4.92%	5.05%

Supplemental Data

Net assets, end of year (000)	$11,380,899	$14,959,781	$20,718,322	$23,136,625	$17,543,554

See Notes to Financial Statements.

20	BBIF MONEY FUND	MARCH 31, 2011

Notes to Financial Statements	Master Money LLC

1. Significant Accounting Policies:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 of the 1940 Act. Under this method, securities are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts or premiums are recorded until the maturity of the security.

Repurchase Agreements: The Master LLC may invest in repurchase agreements. In a repurchase agreement, the Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLC’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on the accrual basis.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2011. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which if applicable are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Master LLC for 1940 Act purposes, but BAC and Barclays are not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee at the following annual rates of the Master LLC’s average daily net assets as follows:

Not exceeding $500 million	0.250%
In excess of $500 million, but not exceeding $1 billion	0.175%
In excess of $1 billion	0.125%

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Manager. The Manager pays BIMC for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager.

BBIF MONEY FUND	MARCH 31, 2011	21

Notes to Financial Statements (concluded)	Master Money LLC

For the year ended March 31, 2011, the Master LLC reimbursed the Manager $236,502 for certain accounting services, which are included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm	Master Money LLC

To the Investors and Board of Directors of Master Money LLC:

We have audited the accompanying statement of assets and liabilities of Master Money LLC (the “Master LLC”), including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Master LLC’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Master LLC is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Master LLC’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Money LLC as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 2011

22	BBIF MONEY FUND	MARCH 31, 2011

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1]

Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chair of the Board and Director	Since 2002	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	36 RICs consisting of 95 Portfolios	None

Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chair of the Board and Director	Since 2007

President, Fairmount Capital Advisors, Inc. since 1987; Director, Fox Chase Cancer Center from 2004 to 2010; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006.

				36 RICs consisting of 95 Portfolios	None

David O. Beim 55 East 52nd Street New York, NY 10055 1940	Director	Since 2007

Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.

				36 RICs consisting of 95 Portfolios	None

Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Director	Since 2007	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	36 RICs consisting of 95 Portfolios	NSTAR (electric and gas utility)

Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007

Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.

				36 RICs consisting of 95 Portfolios	AIMS Worldwide, Inc. (marketing)

Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Director	Since 2002	Professor, Harvard Business School since 1989; Director, Harvard Business School Publishing from 2005 to 2010; Director, McLean Hospital since 2005.	36 RICs consisting of 95 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				36 RICs consisting of 95 Portfolios	Greenlight Capital Re, Ltd (reinsurance company)

Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	36 RICs consisting of 95 Portfolios	None

Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Director	Since 2007

President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.

				36 RICs consisting of 95 Portfolios	None

BBIF MONEY FUND	MARCH 31, 2011	23

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships

Independent Directors[1] (concluded)

Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Chair of the Audit Committee and Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				36 RICs consisting of 95 Portfolios	None

Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Director and Member of the Audit Committee	Since 2007

Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005. Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.

				36 RICs consisting of 95 Portfolios	None

[1]

Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

[2]

Date shown is the earliest date a person has served for the Fund/Master LLC covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Fund’s/Master LLC’s Board in 2007, each Director first became a member of the board of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Directors[3]

Richard S. Davis 55 East 52nd Street New York, NY 10055 1945	Director	Since 2007

Managing Director, BlackRock, Inc. since 2005; Chief Executive Officer, State Street Research & Management Company from 2000 to 2005; Chairman of the Board of Trustees, State Street Research Mutual Funds from 2000 to 2005.

				168 RICs consisting of 288 Portfolios	None

Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007

Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.

				168 RICs consisting of 288 Portfolios	None

[3]

Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Fund/Master LLC based on his position with BlackRock, Inc. and its affiliates. Mr. Gabbay is an “interested person” of the Fund/Master LLC based on his former positions with BlackRock, Inc. and its affiliates as well as his ownership of BlackRock, Inc. and The PNC Financial Services Group, Inc. securities. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved one-year extensions in terms of Directors who turn 72 prior to December 31, 2013.

24	BBIF MONEY FUND	MARCH 31, 2011

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1]

John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010

Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.

Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009, Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.

Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.

Brian Schmidt 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2004; Various positions with U.S. Trust Company from 1991 to 2003 including Director from 2001 to 2003 and Senior Vice President from 1998 to 2003; Vice President, Chief Financial Officer and Treasurer of Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc. and Excelsior Funds Trust from 2001 to 2003.

Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009

Managing Director of BlackRock, Inc. since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.

Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007

Managing Director of BlackRock, Inc. since 2007 and Director in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised Funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

BBIF MONEY FUND	MARCH 31, 2011	25

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with Fund/ Master LLC	Length of Time Served	Principal Occupation(s) During Past Five Years

Officers[1] (concluded)

Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock, Inc. since 2005.

Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock, Inc. since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009; Principal thereof from 2004 to 2008.

	[1]	Officers of the Fund/Master LLC serve at the pleasure of the Boards.

Further information about the Fund’s/Master LLC’s Officers and Directors is available in the Fund’s/Master LLC’s Statements of Additional Information, which can be obtained without charge by calling (800) 221-7210.

Investment Advisor
and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisor
BlackRock Institutional
Management Corporation
Wilmington, DE 19809

Custodian
State Street Bank
and Trust Company
Boston, MA 02111

Transfer Agent
Financial Data Services, Inc.
Jacksonville, FL 32246

Accounting Agent
State Street Bank
and Trust Company
Princeton, NJ 08540

Independent Registered
Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Distributor
BlackRock
Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

Effective November 16, 2010, Ira P. Shapiro became Secretary of the Fund/Master LLC.

26	BBIF MONEY FUND	MARCH 31, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BBIF MONEY FUND	MARCH 31, 2011	27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#BBIFM – 3/11

Item 2 –

Code of Ethics – Each registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$7,000	$6,800	$0	$0	$9,100	$6,100	$0	$2,181
Master Money LLC	$31,000	$30,000	$0	$0	$13,000	$9,200	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services include tax compliance, tax advice and tax planning.

3 The nature of the services include a review of compliance procedures and attestation thereto.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Fund Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant and Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by the registrant’s investment adviser) and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BBIF Money Fund	$9,100	$19,058
Master Money LLC	$13,000	$19,977

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Fund’s Investment Adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant’s investment adviser), and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – See Item 2

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: June 3, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Money Fund and Master Money LLC

Date: June 3, 2011